CONSOLIDATED FINANCIAL STATEMENTS DETAILS - Summarized Financial Information for Yandex.Market B.V (Details) - 12 months ended Dec. 31, 2018 - Yandex.Market B.V. ₽ in Millions, $ in Millions	USD ($)	RUB (₽)	RUB (₽)
Schedule of Equity Method Investments [Line Items]
Current assets	$ 486.8		₽ 33,816
Non-current assets	6.4		442
Current liabilities	43.9		3,050
Non-current liabilities	0.7		₽ 46
Total revenues	89.2	₽ 6,196
Total operating expenses	(115.5)	(8,026)
Net loss	$ (8.8)	₽ (611)